                                                         Exhibit Index at Page 3


                       Securities and Exchange Commission
                             Washington, D.C. 20549





                                    Form 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchance Act of 1934





Date of Report (Date of earliest event reported):               January 15, 1996


                              Genesee Corporation
               (Exact Name of Registrant as Specified in Charter)


 New York                          0-1653                    16-0445920
(State or other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                 File Number)              Identification No.)


 445 St. Paul Street, Rochester, New York                              14605
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (716) 546-1030

Item 4.    Change in Registrant's Certifying Accountant.

           (a) Termination of Certifying Accountant
               Genesee Corporation (the "Corporation") terminated the engagement of KPMG Peat Marwick LLP ("Peat Marwick") as independent accountant to audit and certify the Corporation's financial statements, effective January 15, 1996. The decision to terminate Peat Marwick was recommended by the Audit Committee of the Corporation's Board of Directors and was approved by the Corporation's Board of Directors.

               The audit reports of Peat Marwick on the Corporation's financial statements for the fiscal years ended April 30, 1994 and April 30, 1995, did not contain an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the fiscal year ended April 30, 1995, contained an explanatory paragraph indicating that the Corporation changed its method of accounting for debt and equity securities in fiscal 1995.

               There were no disagreements with Peat Marwick during the fiscal years ended April 30, 1994 and April 30, 1995, or in any subsequent interim period through January 15, 1996, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Peat Marwick, would have caused Peat Marwick to make reference to such disagreement in connection with its opinion on the Corporation's financial statements.

               A letter from Peat Marwick is filed with this report as Exhibit
               16.

          (b)  Engagement of New Certifying Accountant.
               Effective January 15, 1996, the Corporation engaged Price Waterhouse LLP to serve as independent accountant to audit and certify the Corporation's financial statements.

Item 7.   Exhibits.

          An exhibit filed with this report is identified in the Exhibit Index at Page 3.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Genesee Corporation


Date:     January 22, 1996         By  / s / Mark W. Leunig
                                   Mark W. Leunig, Vice President and Secretary

                                  Exhibit Index

                                                                           Page
Exhibit 16     Letter re Change of Certifying Accountant                     4

                                   Exhibit 16



KPMG Peat Marwick LLP
600 Clinton Square
Rochester, New York  14604


January 17, 1996


Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:


We were previously principal accountants for Genesee Corporation and, under the date of June 2, 1995, we reported on the consolidated financial statements of Genesee Corporation and subsidiaries as of and for the years ended April 30, 1995 and 1994. On January 15, 1996, our appointment as principal accountants was terminated. We have read Genesee Corporation's statements included under
Item 4 of its Form 8-K dated January 15, 1996, and we agree with such statements except that we are not in a position to agree or disagree with Genesee Corporation's statement that the change was recommended by the Audit Committee of the Board of Directors and approved by the Corporation's Board of Directors and that effective January 15, 1996, the Corporation engaged Price Waterhouse LLP to serve as its independent accountant.


Very truly yours,


/ s /  KPMG Peat Marwick LLP

KPMG Peat Marwick LLP